                          PRELIMINARY PROXY MATERIAL


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               STAGECOACH TRUST
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2) or item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (4) Date filed:

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
                          PRELIMINARY PROXY MATERIAL


                               PROXY STATEMENT
                              NOVEMBER __, 1995


                               STAGECOACH TRUST
                              111 CENTER STREET
                         LITTLE ROCK, ARKANSAS 72201



                                 INTRODUCTION

             This Proxy Statement is being furnished to shareholders of the following funds (each, a "Fund" and collectively, the "Funds") of Stagecoach Trust (the "Trust"): the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and the LifePath 2040 Funds. The Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees to be used at a Special Meeting of Shareholders (the "Special Meeting"), and any adjournment(s) thereof, to be held on Tuesday, December 5, 1995 beginning at 11:00 a.m. (Central time) at the Trust's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. Your proxy is being solicited for the purposes set forth below and in the accompanying Notice of Special Meeting.

             Shareholders of record of each Fund at the close of business on October 11, 1995 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. Each Fund share outstanding as of the Record Date is entitled to a single vote. As of the Record Date each Fund had the number of shares outstanding listed on Appendix A attached hereto. This Proxy Statement and the Proxy Ballot are first being mailed to shareholders on or





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                           PRELIMINARY PROXY MATERIAL

about November __, 1995. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report upon request directed to the Trust at its principal executive office or by calling the Trust at 1-800-222-8222.

             The Funds are "feeder" funds in a master/feeder structure whereby each Fund invests all of its assets in a corresponding series (a "Master Portfolio") of Master Investment Portfolio ("MIP") that has the same investment objective as the Fund. The LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds invest substantially all of their assets in the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios, respectively, of MIP. Pursuant to certain pass-through voting procedures adopted by the Funds, the Trust will vote each Fund's interests in a Master Portfolio on matters presented at the Special Meeting relating to such Master Portfolio in proportion to the votes it received from the shareholders of the corresponding Fund.

             At the Special Meeting, the shareholders of the Funds are being asked to consider and approve the following proposals (each, a "Proposal" and together, the "Proposals"):

             1. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a new Investment Advisory Contract between MIP, on behalf of such Master Portfolio, and BZW Global Investors, as investment adviser.

             2. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a proposed 12b-1 Plan for such Master Portfolio.





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                           PRELIMINARY PROXY MATERIAL


             Approval of each Proposal is contingent upon both shareholder approval and the completion of the transactions contemplated by an agreement pursuant to which (i) Wells Fargo Bank, The Nikko Securities Co., Ltd. ("Nikko") and certain of their affiliates (collectively, the "Sellers") have agreed to sell Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC or certain of its affiliates (collectively, "Barclays") and (ii) Wells Fargo Bank has agreed to sell its 401(k) MasterWorks Division (the "MasterWorks Division") to Barclays (collectively, the "Sale"). Barclays has indicated that it intends to reorganize WFNIA into an entity that will be named "BZW Global Investors." As used throughout these materials, "BZW Global Investors" refers to BZW Global Investors or any other entity that succeeds to the business and operations of WFNIA simultaneously with the consummation of the Sale or, if there is no such successor, to WFNIA itself (after the consummation of the Sale). In connection with the Sale of WFNIA and the MasterWorks Division, the respective Boards of Trustees of the Trust and MIP have each approved the termination of the Current Advisory contract (as defined below) with Wells Fargo Bank and the appointment of BZW Global Investors as investment adviser to each Master Portfolio on substantially the same terms, including the level of advisory fees, as the Current Advisory Contract. The Boards of Trustees have also approved the adoption of a Proposed 12b-1 Plan for each Master Portfolio.

             If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals have not been not received, the persons named as proxy agents may propose one or more adjournment(s) of the Special Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.





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                           PRELIMINARY PROXY MATERIAL


             Action on each Proposal will be determined separately for each Fund. If one or more of the Funds vote against any Proposal, the Trust's Board of Trustees will consider what action to take, including whether to retain the current advisory and distribution arrangements for each Fund. The Trust will vote each Fund's interests in the corresponding Master Portfolio in the manner authorized by that Fund's shareholders on the accompanying Proxy Ballot.

             All information contained in these proxy materials related to Barclays and BZW Global Investors has been supplied by Barclays. The Trust accepts no responsibility for such information.

BACKGROUND

             The Trust, an open-end management investment company consisting of ten separate series, including the Funds, was organized as a Massachusetts business trust on May 14, 1993. Each Fund operates as part of a "master/feeder" structure whereby it invests all of its assets in a corresponding Master Portfolio of MIP, which is also an open-end management investment company. Wells Fargo Bank currently serves as investment adviser to each Master Portfolio pursuant to the Current Advisory Contract (as defined below). Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, was founded in 1852. WFNIA currently serves as the sub-adviser to the Master Portfolios pursuant to a Current Sub-Advisory Contract (as defined below) among MIP, on behalf of the Master Portfolios, Wells Fargo Bank, as adviser, and WFNIA. A subsidiary of Wells Fargo Bank and a subsidiary of Nikko each presently own a fifty percent general partnership interest in WFNIA, a California general partnership.





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                           PRELIMINARY PROXY MATERIAL


             On June 21, 1995, the Sellers entered into a Purchase and Assumption Agreement, (as amended, the "Selling Agreement"), providing for the sale of their interest in WFNIA to Barclays and the sale by Wells Fargo Bank of the MasterWorks Division to Barclays.

             The Trust's Board of Trustees has approved the termination of the Current Advisory Contract for each Master Portfolio and has approved their replacement with the Proposed Advisory Contracts (as defined below) appointing BZW Global Investors as investment adviser to each Master Portfolio, in each case, conditioned upon consummation of the Sale. As more fully described below, the Trust's Board of Trustees believes that WFNIA has provided valuable services as sub-adviser to the Master Portfolios and believes that BZW Global Investors (as the successor to WFNIA and WFNIA's business operations) should continue to provide valuable services as investment adviser to each Master Portfolio. Therefore, the Board of Trustees recommends that the shareholders of each Fund vote to approve the Proposed Advisory Contracts.

             In accordance with the Investment Company Act of 1940 (the "1940 Act") the Current Sub-Advisory Contract for the Master Portfolios terminates automatically in the event of an assignment, which includes a change in control of WFNIA. As discussed above, the Board of Trustees has approved the Proposed Advisory Contracts appointing BZW Global Investors (WFNIA's successor in interest) as investment adviser to the Master Portfolios. Since BZW Global Investors would perform the sub-advisory services previously performed by WFNIA under the Current Sub-Advisory Contracts, as well as the advisory services previously performed by Wells Fargo Bank under the Current Advisory Contracts, the Board of Trustees is not proposing a new sub-advisory contract for the Master Portfolios.

             Barclays is one of the oldest and largest banking and financial services institutions in the world, with $264 billion in total assets as of June 30, 1995. Barclays has indicated that it





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                           PRELIMINARY PROXY MATERIAL


intends to reorganize WFNIA into one of WFNIA's current partners, which would be renamed BZW Global Investors. Barclays has advised the Board of Trustees of the Trust that BZW Global Investors intends to continue WFNIA's operations with the current management, investment professionals, and resources essentially intact and that BZW Global Investors will be able to perform the investment advisory services it would be obligated to perform under the Proposed Advisory Contracts.

             Barclays has agreed in the Selling Agreement to pay to Wells Fargo Bank and Nikko, together with its affiliated Sellers, approximately $443 million, subject to various adjustments, for the acquisition of WFNIA and the MasterWorks Division and, subject to certain continuity conditions, to make monthly payments to Wells Fargo Bank together with its affiliated Sellers, at the annual rate of 0.15% of the aggregate value of the interest held by retail shareholders of Stagecoach Trust LifePath Funds in the MIP Master Portfolios. In the Selling Agreement, the Sellers affiliated with Wells Fargo Bank agreed, among other things, to use their best efforts to obtain the advisory contract and 12b-1 Plan approvals that are being sought in this Proxy Statement.

             Under Securities and Exchange Commission ("SEC") rules, a management investment company may not engage, directly or indirectly, in financing any activity that is primarily intended to result in the sale of shares issued by such company unless a written plan describing all material aspects of the financing in compliance with the SEC's Rule 12b-1 is in effect. As a precaution designed to address the possibility that the ongoing payments to Wells Fargo Bank described above in connection with the sale of WFNIA may be characterized as indirect payments to finance activities or services that are primarily intended to result in the sale of interests in the Master Portfolios and that a corresponding amount of the advisory fee payable by the Master Portfolio could be deemed to be indirect payments payable by the Master Portfolio to finance those activities, MIP's Board of Trustees adopted a Rule 12b-1 Plan for each Master Portfolio (each, a "12b-1 Plan" or "Plan")





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                           PRELIMINARY PROXY MATERIAL


at the October 10, 1995 Board meeting. The Trust's Board approved the Proposed 12b-1 Plans at a Board meeting held on the same day. Each Board's approvals are conditioned upon the consummation of the Sale. Each proposed 12b-1 Plan would, in effect, provide that if any portion of a Master Portfolio advisory fee (up to 0.25% of the average daily net assets of any LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities or services that are primarily intended to result in the sale of interests in the Master Portfolios that payment would be authorized pursuant to the 12b-1 Plan. Each proposed 12b-1 Plan also provides for quarterly written reports to be submitted to the Board of Trustees and for annual consideration by MIP's Board of Trustees in compliance with Rule 12b-1.

             The Sale is subject to a number of conditions set forth in the Selling Agreement, which include, among other things: (i) the receipt of various regulatory approvals, (ii) confirmation that the representations and warranties contained in the Selling Agreement are true and correct, (iii) the absence of litigation seeking to restrain the acquisition or seeking substantial damages in connection therewith and (iv) the receipt of various legal opinions.

             Barclays and the Sellers, have agreed to use their best efforts to meet the requirements for the exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitutes a "change in control" of the adviser, provided they will not be required to do so to the extent that the SEC issues an exemptive order relative to Section 15(f) with respect to the Sale. The exemption under Section 15(f) is available provided that two conditions are satisfied: (1) for a three-year period following the transaction, the Trust maintains a Board of Trustees at least 75% of whose members are not "interested persons" of the Sellers, Barclays or WFNIA, and (2) no "unfair burden" is imposed on the Trust as a result of the transaction. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any interested person of such





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                           PRELIMINARY PROXY MATERIAL


adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment Trust or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). No such compensation arrangements are contemplated under the Selling Agreement. Barclays and the Sellers have agreed, for at least two years after the consummation of the Sale, not to take or recommend any act that would constitute an unfair burden on the Funds.

BOARD APPROVAL

             At a meeting held on October 10, 1995, the respective Boards of Trustees of the Trust and MIP considered and approved the termination of the Current Advisory Contract with Wells Fargo Bank and considered and approved the Proposed Advisory Contracts appointing BZW Global Investors as investment adviser to each Master Portfolio. On the same date, the Boards of Trustees considered and approved the proposed 12b-1 Plan for each Master Portfolio. The approvals were conditioned upon shareholder approval of the Proposals and consummation of the Sale.

             In approving the termination of the Current Advisory Contracts and the adoption of the Proposed Advisory Contracts and recommending the approval of the Proposed Advisory Contracts to the applicable shareholders/ interestholders of each Fund/Master Portfolio, the Trustees considered, among other things, the following: (i) the terms of the Proposed Advisory Contracts, including the level of fees, (ii) the general capabilities of BZW Global Investors and the ability of BZW Global Investors to serve each Master Portfolio as investment adviser after the Sale; (iii) the depth and investment experience of the portfolio management staff of WFNIA, including those persons who would be involved with the daily management of each Master





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                           PRELIMINARY PROXY MATERIAL


Portfolio by BZW Global Investors; (iv) the continued employment by BZW Global Investors of investment professionals who previously were employed by WFNIA and the continued use by BZW Global Investors of the computer-based allocation models presently used to manage the Master Portfolios; and (v) written materials and in-person presentations by Barclays and Wells Fargo Bank.

             In approving the Proposed Advisory Contracts the Board noted that Barclays and its affiliates, including BZW Asset Management ("BZWAM"), have considerable experience in managing fund assets and had approximately $35 billion in quantitative-fund assets under management out of approximately $86 billion of total assets under management as of June 30, 1995. In addition, BZWAM is part of the BZW Division of Barclays which offers a full range of investment banking, capital markets and asset management services. Therefore, through BZW Global Investors' relationship with Barclays and BZWAM, the Board believes that there would be additional financial expertise potentially available to each Master Portfolio. The Board noted Barclays' stated commitment to the financial services industry and long-term goal of maintaining a position as a fund manager in the United States. The Board also noted that, due to the acquisition by Barclays of the MasterWorks Division, Barclays will have a strong business interest in the development and operation of MIP and the LifePath Funds upon consummation of the Sale.

             In approving the proposed 12b-1 Plan for each Master Portfolio and recommending approval of the 12b-1 Plan to the applicable shareholders/ interestholders of each Fund/Master Portfolio, the respective Boards of Trustees considered, among other things, the following: (i) that the advisory fees payable under the Proposed Advisory Contracts, which are the same as those under the Current Advisory Contract, are reasonable; (ii) the proposed 12b-1 Plans will not result in any increase in the Current or proposed fee levels of the Funds or the Master Portfolios; (iii) the proposed 12b-1 Plans are "defensive" in nature and are being proposed as precautionary measures; (iv) approval of the proposed 12b-1 Plans should provide additional protections in the





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                           PRELIMINARY PROXY MATERIAL


event of a challenge to advisory fee levels based on the existence of ongoing payments to Wells Fargo Bank, particularly in light of the 1940 Act provision that prohibits the Boards from taking into account these ongoing payments when evaluating the reasonableness of the investment advisory fees; and (v) the ongoing payments by Barclays to Wells Fargo Bank are intended to compensate Wells Fargo Bank for the economic loss to it resulting from no longer serving as the primary adviser to the LifePath Master Series, and are not intended to be for any services to be rendered by Wells Fargo Bank or its affiliates.

             After reviewing these factors and for the reasons discussed above, the Boards of Trustees concluded that there is a reasonable likelihood that the 12b-1 Plans would benefit interestholders and that it would be in the best interests of the Master Portfolios and their interest holders to approve the Proposed Plans. If any of the Proposed Advisory Contracts or the 12b-1 Plans is not approved and the Sale is nevertheless consummated, the Board will determine the appropriate actions to be taken with respect to the matters discussed above. If the Sale is not consummated, the Current Advisory Contract will remain in place and the proposed 12b-1 Plans will not become effective.


                                   PROPOSAL 1

                    AUTHORIZE THE TRUST TO VOTE EACH FUND'S
                     INTERESTS IN THE CORRESPONDING MASTER
                  PORTFOLIO OF MIP TO APPROVE A NEW INVESTMENT
                  ADVISORY CONTRACT FOR SUCH MASTER PORTFOLIO

             In connection with and conditioned upon the Sale, the Trust's Board of Trustees approved the engagement of BZW Global Investors as the investment adviser to each Master





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                           PRELIMINARY PROXY MATERIAL


Portfolio pursuant to separate Investment Advisory Contracts (the "Proposed Advisory Contracts") between MIP, on behalf of each Master Portfolio, and BZW Global Investors, as adviser. Shareholders of the Funds are hereby asked to authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio in favor of the Proposed Advisory Contracts. The summary below of the Proposed MIP Advisory Contracts is qualified in its entirety by reference to the form of MIP Investment Advisory Contract which appears as Appendix H to this Proxy Statement.

COMPARISON OF PROPOSED ADVISORY CONTRACTS WITH CURRENT ADVISORY CONTRACT

             Currently, Wells Fargo Bank serves as investment adviser to each Master Portfolio pursuant to an Investment Advisory Agreement dated February 25, 1994 (the "Current Advisory Contract"). The Current Advisory Contract was last reapproved by the Trust's Board of Trustees at its February 1, 1995 Board meeting. The Current Advisory Contract was last submitted to a vote of each Fund's shareholders on [________________], at which time the shareholders of each Fund voted to approve the Contract. The Proposed Advisory Contracts were approved by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Proposed Advisory Contracts or interested persons of any such parties, at a meeting of the Board of Trustees on October 10, 1995. MIP's Board of Trustees approved the Proposed Advisory Contracts at a Board meeting held on the same date. These approvals were made contingent on shareholder approval of the Proposed Advisory Contracts and on consummation of the Sale.

             Under the Current Advisory Contract, Wells Fargo Bank, subject to the overall supervision of the Board of Trustees of MIP, performs certain advisory services for each Master Portfolio. These services include investing and reinvesting the assets of each Master Portfolio in accordance with such Master Portfolio's investment objectives, policies and restrictions. Wells Fargo Bank provides guidance and policy direction in connection with the daily portfolio





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                           PRELIMINARY PROXY MATERIAL


management of each Master Portfolio and furnishes periodic reports to MIP on the investment activity and performance of each Master Portfolio. Pursuant to a Sub-Investment Advisory Agreement dated February 25, 1994 among MIP, on behalf of the Master Portfolios, Wells Fargo Bank, as adviser, and WFNIA, as sub-adviser (the "Current Sub-Advisory Contract"), WFNIA, provides sub-advisory services to each Master Portfolio. In this regard, WFNIA, subject to the overall supervision of Wells Fargo Bank and MIP's Board of Trustees, provides investment advisory assistance and the day-to-day management of each Master Portfolio's assets. WFNIA also is responsible for furnishing to Wells Fargo Bank periodic reports on the investment activity and performance of each Master Portfolio and for implementing and monitoring the performance of any computer-based investment model employed with respect to such Master Portfolio. Wells Fargo Bank is responsible for supervising and monitoring the performance of WFNIA as sub-adviser.

             For its services as investment adviser, Wells Fargo Bank presently is entitled to receive a monthly fee at the annual rate of 0.55% of the average daily net assets of each Master Portfolio. For the fiscal year ended February 28, 1995, the pro-rata portion of the advisory fees paid to Wells Fargo Bank by each corresponding Master Portfolio was $217,676, $158,218, $252,413, $156,397 and $189,121 for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, respectively. Wells Fargo Bank did not waive any fees during this period and actually received an amount equal to 0.55% of the average daily net assets of each Fund. Wells Fargo Bank presently pays WFNIA a monthly fee at the annual rate of 0.40% of the average daily net assets of each Master Portfolio, as compensation for its services as sub-adviser. For the fiscal year ended February 28, 1995, Wells Fargo Bank paid WFNIA $159,494, $115,647, $184,341, $114,426 and $138,511 for sub-advisory services to the
LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, respectively.





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                           PRELIMINARY PROXY MATERIAL


             Under the Proposed Advisory Contracts, BZW Global Investors will assume the responsibility to perform all advisory and sub-advisory services currently performed by Wells Fargo Bank and WFNIA under the Current Advisory Contract and Current Sub-Advisory Contract, respectively, and will be entitled to receive the same level of fees as Wells Fargo Bank now receives under the Current Advisory Contract. Under the 1940 Act and pursuant to its terms, the Current Sub- Advisory Contract is deemed to be "assigned" and terminates automatically upon consummation of the Sale. Since BZW Global Investors will perform as investment adviser those services previously performed by WFNIA as sub-adviser, the Board of Trustees has approved the termination of the Current MIP Sub-Advisory Contract and has not approved the retention of a new sub-adviser.

             Each Proposed Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter, provided such continuance is specifically approved at least annually by MIP's Board of Trustees or in accordance with certain other procedures (including shareholder vote) set forth in such Contract. Each Proposed MIP Advisory Contract may be terminated by the Trust on behalf of the applicable Master Portfolio on 60 days' written notice without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the corresponding Master Portfolio or by a vote of MIP's Board of Trustees. BZW Global Investors may also terminate each Proposed MIP Advisory Contract upon 60 days' written notice to MIP.

BOARD RECOMMENDATION

             For the reasons discussed above under "Board Approval", the respective Boards of Trustees of the Trust and MIP each unanimously voted to replace the Current Advisory Contract with Wells Fargo Bank as investment adviser with the Proposed Advisory Contract and to approve the Proposed Advisory Contracts with BZW Global Investors as investment adviser.





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                           PRELIMINARY PROXY MATERIAL


THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THE TRUST TO VOTE THE FUND'S INTERESTS IN THE CORRESPONDING MASTER PORTFOLIO OF MIP IN FAVOR OF THE PROPOSED ADVISORY CONTRACT FOR SUCH MASTER PORTFOLIO.


                                   PROPOSAL 2

              AUTHORIZE THE TRUST TO VOTE EACH FUND'S INTERESTS IN
                   THE CORRESPONDING MASTER PORTFOLIO OF MIP
                  TO APPROVE THE PROPOSED 12B-1 PLAN FOR SUCH
                                MASTER PORTFOLIO

             In connection with the Sale, the Trust's Board of Trustees has approved the proposed 12b-1 Plan on behalf of each Master Portfolio. The shareholders of each Fund are asked to authorize the Trust to approve the proposed 12b-1 Plan with respect to the Master Portfolio corresponding to their particular Fund. The summary below of the proposed 12b-1 Plans is qualified in its entirety by reference to the form of 12b-1 Plan which appears as Appendix G to this Proxy Statement.

DESCRIPTION OF PROPOSED 12B-1 PLAN

             As discussed in detail above, under the Proposed Advisory Contracts, BZW Global Investors will be entitled to a fee for advisory services of 0.55% of the average daily net assets of each Master Portfolio. This fee level is the same as the aggregate advisory/sub-advisory fee level previously approved for each Master Portfolio. As part of the purchase price payable by Barclays for WFNIA, Wells Fargo Bank will receive from Barclays certain ongoing payments that are





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                           PRELIMINARY PROXY MATERIAL


calculated as a percentage of the average net assets of the retail classes of the LifePath Funds. These payments are intended to compensate Wells Fargo Bank for the economic loss to it resulting from no longer serving as the primary adviser to the LifePath Master Portfolios. These payments are not for any services to be rendered by Wells Fargo Bank or its affiliates.

             Under SEC rules, an open-end management investment company may not engage, directly or indirectly, in financing any activity that is primarily intended to result in the sale of shares issued by the company, without complying with the SEC's Rule 12b-1. Among other things, Rule 12b-1 requires that payments made to finance any such activity be made pursuant to a written plan that describes all material aspects of the proposed financing and has been approved (i) by at least a majority of the outstanding voting securities of such company (or trust) and (ii) by a vote of the board of directors (or trustees) and a vote of the directors (or trustees) who are not interested persons of the company and have no direct or indirect financial interest in the operation of the plan or in any agreements relating to the plan.

             As a precaution designed to address the possibility that the ongoing payments by Barclay's to Wells Fargo Bank in connection with the sale of WFNIA may be characterized as indirect payments to finance activities or services that are primarily intended to result in the sale of interests in the Master Portfolios and that a corresponding amount of the advisory fee payable by the Master Portfolio could be deemed to be indirect payments by the Master Portfolio to finance those activities, MIP's Board of Trustees approved a proposed 12b-1 Plan for each Master Portfolio. Each proposed 12b-1 Plan would provide that if any portion of the Master Portfolios' advisory fees (up to 0.25% of the average daily net assets of any Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in the Master Portfolios that payment would be authorized pursuant to the 12b-1 Plan. Each proposed 12b-1 Plan also provides for quarterly written reports to be

                           PRELIMINARY PROXY MATERIAL


submitted to the Board of Trustees, and for annual consideration by the Board of Trustees in compliance with Rule 12b-1.

BOARD OF TRUSTEES' RECOMMENDATION

             For the reasons discussed under "Board Approval", the respective Boards of Trustees of the Trust and MIP each unanimously voted to approve the proposed 12b-1 Plans.

             THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THE TRUST TO VOTE THE FUND'S INTERESTS IN THE CORRESPONDING MASTER PORTFOLIO OF MIP TO APPROVE THE PROPOSED 12B-1 PLAN FOR SUCH MASTER PORTFOLIO.

                                 MISCELLANEOUS

VOTE REQUIRED

             The 1940 Act requires the Proposals to be approved by a majority of respective Master Portfolio's outstanding voting securities. Approval by a "majority" means approval by the lesser of (i) more than 50% of the Master Portfolio's outstanding voting securities, or (ii) 67% or more of the Master Portfolio's voting securities present at a meeting if the holder of at least 50% of the outstanding voting securities are present or represented by proxy.

             In the event that any of the Proposal is not approved, the Trust will review the situation and formulate or consider alternatives to adopting the Proposals.

INFORMATION REGARDING THE CURRENT AND PROSPECTIVE INVESTMENT ADVISERS

                           PRELIMINARY PROXY MATERIAL


             Currently, subsidiaries of Wells Fargo Bank and Nikko each own 50% general partnership interests in WFNIA. One of the two general partners of WFNIA is Wells Fargo Investment Advisors, which is a wholly-owned subsidiary of Wells Fargo Bank, which, in turn, is a wholly-owned subsidiary of Wells Fargo & Company. The address of Wells Fargo Bank and Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94105. Wells Fargo Investment Advisors' address is 45 Fremont Street, San Francisco, California 94105. The other general partner of WFNIA is The Nikko Building U.S.A., Inc., which is a wholly-owned subsidiary of The Nikko Building Co., Ltd., which, in turn, is a wholly-owned subsidiary of Nikko. The address of Nikko is 3-1 Marunouchi, 3-Chome, Chiyoda-Ku, Tokyo 100, Japan. The address of The Nikko Building U.S.A., Inc. and Nikko Building Co., Ltd. is c/o Nikko, 3-1 Marunouchi, 3-Chome, Chiyoda-Ku, Tokyo 100, Japan. If the sale is completed, WFNIA will become a wholly-owned subsidiary of Barclays or one of its affiliates.

             Appendix B includes information related to the current principal executive officers of WFNIA. The address of each such officer is c/o Wells Fargo Nikko Investment Advisors, 45 Fremont Street, San Francisco, CA 94105. Appendix B also includes information related to the proposed directors and principal executive officers of BZW Global Investors. Upon consummation of the Sale, and the transactions relating thereto, the address of each such director and officer will be c/o of BZW Global Investors, 45 Fremont Street, San Francisco, CA 94105. The address of WFNIA is Wells Fargo Investment Advisors, 45 Fremont Street, San Francisco, CA 94105. Upon consummation of the Sale, and the transactions relating thereto, the address of BZW Global Investors will be 45 Fremont Street, San Francisco, CA 94105.

             Appendix C includes information related to the current directors and principal executive officers of Wells Fargo Bank. The address of each is c/o Wells Fargo Bank, 420 Montgomery Street, San Francisco, California 94105.

                           PRELIMINARY PROXY MATERIAL


             In addition to the Funds and Master Portfolios described in this Proxy Statement, Appendices D and E include information related to other investment companies/series with similar investment objectives to such Funds and Master Portfolios and for which WFNIA and/or Wells Fargo Bank provides investment advisory or sub-advisory services.

             No officer or trustee of the Trust is an officer, employee, director/trustee, general partner or shareholder of Wells Fargo Bank, WFNIA or BZW Global Investors or any affiliate thereof except as follows: as of October 18, 1995, Mr. W. Rodney Hughes, a Trustee of the Trust, is the record and beneficial owner of approximately 0.005% of the outstanding common stock of Wells Fargo & Company, including stock acquired through Wells Fargo & Company's dividend reinvestment plan during the Trust's last fiscal year. The Trust has also been advised by the Sellers, WFNIA and Barclays that there are no arrangements or understandings in connection with the proposed advisory and sub-advisory contracts relating to the composition of the Trust's Board of Trustees except in connection with the Section 15(f) provision as to the "interested person" status of not more than 25% of the Trustees with respect to the Sellers, WFNIA, Barclays and BZW Global Investors absent an exemptive order relating thereto from the SEC.

             WFNIA and Barclays have each advised the Trust that it is not aware of any financial condition of WFNIA or, upon completion of the Sale and the transactions relating thereto, BZW Global Investors, that is, or would be reasonably, likely to impair the financial ability of WFNIA or BZW Global Investors to fulfill its commitments to the Trust and the Master Portfolios under the Proposed Advisory Contracts.

             Upon completion of the Sale and the transactions relating thereto, BZW Global Investors will be a wholly owned subsidiary of BZW Global Trust Company, N.A., 45 Fremont Street, San Francisco, California 94105. BZW Global Trust Company, N.A. will be a wholly owned subsidiary of BZW Global Investors Holdings Inc., c/o Coopers & Lybrand, 333 Market

                           PRELIMINARY PROXY MATERIAL


Street, San Francisco, CA 94105. BZW Global Investors Holdings Inc. will be a wholly owned subsidiary of Barclays California Corporation, 45 Fremont Street, San Francisco, California 94105. Barclays California Corporation is and will continue to be a wholly owned subsidiary of Barclays USA Inc., 901 Market Street, Ste. 474, Wilmington, Delaware 19801. Barclays USA, Inc. is and will continue to be a wholly owned subsidiary of Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH, U.K., which is in turn a wholly owned subsidiary of Barclays PLC, 54 Lombard Street, London EC3P 3AH, U.K.

PROCEDURAL MATTERS

             Each shareholder of each Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such shareholder with respect to any proposal on which the shareholder is entitled to vote. Shareholders holding a majority of the outstanding shares of any Fund at the close of business on the Record Date will constitute a quorum for the approval of the Proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement.

             If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as Proxy Agents as may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as Proxy Agents will vote in favor of such adjournment(s) those shares that they are entitled to vote that do not contain specific instructions to the contrary They will vote against any such adjournment(s) only those proxies required to be voted against such Proposals.

                           PRELIMINARY PROXY MATERIAL


             The duly appointed proxy agents may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposals.

REVOCATION OF PROXY

             Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) furnishing written notification of such revocations which, to be effective, must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 111 Center Street, Little Rock, Arkansas 72201, and be received prior to the Special Meeting; (ii) signing anther proxy of a later date; (iii) calling SCC toll free at 1-800-733-8481, Ext. 460 or (iv) personally casting his or her vote at the Special Meeting or any adjournment(s) thereof.

SUBSTANTIAL SHAREHOLDERS

             Appendix F includes information as of the close of business on October 11, 1995, of any persons known to the Trust to be beneficial owners of 5% or more of the outstanding shares of any Fund. As of the close of business on October 11, 1995, the Record Date, the Trust's Officers and Trustees as a group did not own beneficially in excess of 1% of the outstanding shares of any Fund.

VOTING PROCEDURES

             If the accompanying Proxy Ballot is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the

                           PRELIMINARY PROXY MATERIAL


Proxy. If no instructions are specified, however, shares will be voted for the approval of the Proposals and, in the discretion of the proxy agents, on any other mater properly presented at the Special Meeting. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but broker "non-votes" and abstention will not constitute a vote "for" or "against" the Proposals.

AFFILIATED BROKER COMMISSIONS

             For the fiscal year ended February 28, 1995, the Funds and the Master Portfolios paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated as an affiliated broker as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934 (the "1934 Act").

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

             Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, is the Trust's principal underwriter and administrator.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

             Wells Fargo Bank has hired SCC, a third-party solicitation firm, to assist in soliciting shareholders' proxies for the Special Meeting. The cost of such solicitation for the Special Meeting, including printing and mailing expenses will be borne by Wells Fargo Bank. Proxies will

                           PRELIMINARY PROXY MATERIAL


be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of the Trust, Wells Fargo Bank, WFNIA and/or Stephens.

OTHER BUSINESS

             The Trust's Board of Trustees knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, however, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Trust's Board of Trustees that Proxy Ballots which do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named therein as proxy agents.

FUTURE SHAREHOLDER PROPOSALS

             Pursuant to rules adopted by the Securities and Exchange Commission under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Trust will hold regular meetings of shareholders, and no anticipated date of the next meeting can be provided.

                         PRELIMINARY PROXY MATERIAL



                                 APPENDIX A

                      NUMBER OF FUND SHARES OUTSTANDING
                    AS OF RECORD DATE (OCTOBER 11, 1995)



LifePath 2000 Fund
      Retail Shares                                           7,254,621
   Institutional Shares                                       1,217,587

LifePath 2010 Fund
      Retail Shares                                           4,631,610
   Institutional Shares                                       2,371,926

LifePath 2020 Fund
      Retail Shares                                           8,810,317
   Institutional Shares                                       2,400,550

LifePath 2030 Fund
      Retail Shares                                           5,769,082
   Institutional Shares                                       1,575,734

LifePath 2040 Fund
      Retail Shares                                           8,830,966
   Institutional Shares                                       1,814,462

                         PRELIMINARY PROXY MATERIAL



                                 APPENDIX B

                CURRENT PRINCIPAL EXECUTIVE OFFICERS OF WFNIA


            Name, Title                                       Principal Occupation
            -----------                                       --------------------
          Patricia Cecile Dunn,                               Investment Management
           Managing Director;
       CEO, Defined Benefit Group

           Rene Bruce Goddard,                                Investment Management
           Managing Director;
     CIO, Defined Contribution Group


         Frederick L. A. Grauer,                              Investment Management
             Chairman; CEO;
       Member, Management Committee

           Richard C. Grinold,                                Investment Management
           Managing Director;
Director, Advanced Strategies & Research

           Blake R. Grossman,                                 Investment Management
           Managing Director;
       CIO, Defined Benefit Group


         Thomas Eric Kilcollin,                               Investment Management
            Managing Director

             Donald Luskin,                                   Investment Management
           Managing Director;
     CEO, Defined Contribution Group


          John Edward Martinez,                               Investment Management
           Managing Director,
          CEO, Capital Markets

            Lawrence G. Tint                                  Investment Management
            Managing Director
       CEO, Defined Benefit Group

         Andrea Maria Zulberti,                               Investment Management
         Managing Director, CFO

                          PRELIMINARY PROXY MATERIAL


 PROPOSED DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF BZW GLOBAL INVESTORS


            Name, Title                                     Principal Occupation
            -----------                                     --------------------
       Frederick L.A. Grauer                                Investment Management
       Director, Chairman and
     Principal Executive Officer

            Irving Cohen,                                  Banking and Securities
              Director

        Patricia Cecile Dunn,                               Investment Management
Director and Co-Chief Executive Officer

           Donald Luskin,                                   Investment Management
        Director and Chairman

           Nic Stuchfield,                                  Investment Management
              Director

          Lindsay Tomlinson                                 Investment Management
Director and Co-Chief Executive Officer

                          PRELIMINARY PROXY MATERIAL



                                  APPENDIX C

                               WELLS FARGO BANK
                       DIRECTORS AND EXECUTIVE OFFICERS


 Name, Title                                                       Principal Occupation
 -----------                                                       --------------------
 H. Jesse Arnelle                                     Senior Partner of Arnelle & Hastie, Director of
 Director                                             FPL Group, Inc.


 William R. Breuner                                   General Partner of Breuner Associates, Breuner
 Director                                             Properties and Breuner-Pevarnick Real Estate
                                                      Developers



 William S. Davila                                    President and Director of The Vons Companies,
 Director                                             Inc.


 Paul Hazen                                           Director of Pacific Telesis Group, Phelps Dodge
 Chairman of the Board of Directors                   Corp. and Safeway Inc.


 Robert Jaedicke                                      Accounting Professor and Dean Emeritus of
 Director                                             Graduate School of Business at Stanford
                                                      University



 Paul Miller                                          Chairman of Executive Committee and Director of
 Director                                             Pacific Enterprises


 Ellen M. Newman                                      President of Ellen Newman Associates and Chair of
 Director                                             the Board of Trustees of University of California
                                                      at San Francisco

 Philip J. Quigley                                    Chairman and Chief Executive Officer of Pacific
 Director                                             Telesis Group



 Carl E. Reichardt                                    Director of Ford Motor Company, Hospital
 Director                                             Corporation of America and Pacific Gas and
                                                      Electric Co.


 Donald B. Rice                                       President and Chief Operating Officer of
 Director                                             Teledyne, Inc.

                          PRELIMINARY PROXY MATERIAL


 Name, Title                                                       Principal Occupation
 -----------                                                       --------------------
 Susan G. Swenson                                     President and Chief Executive Officer of Cellular
 Director                                             One


 Chang-Lin Tien                                       Chancellor of the University of California at
 Director                                             Berkeley


 John A. Young                                        Retired President and CEO of Hewlett-Packard
 Director                                             Company and Director of Chevron Corp.


 William F. Zuendt                                    Director of 3Com Corp. and MasterCard
 President                                            International

                          PRELIMINARY PROXY MATERIAL



                                  APPENDIX D

                         WFNIA SUB-ADVISORY SERVICES

                                                                                               Asset Levels as of
                                                                  Annual                       Third Quarter 1995
        Fund Name                                           Sub-Advisory Fee*#                    (in Millions)
        ---------                                           ------------------                    -------------
Life & Annuity Trust
         Asset Allocation Fund                                    0.20%                           $      18.5
         U.S. Government Allocation Fund                          0.15%                           $       3.1

Master Investment Portfolio
         LifePath 2000 Master Portfolio                           0.40%                           $      85.8
         LifePath 2010 Master Portfolio                           0.40%                           $      76.6
         LifePath 2020 Master Portfolio                           0.40%                           $     126.7
         LifePath 2030 Master Portfolio                           0.40%                           $      85.5
         LifePath 2040 Master Portfolio                           0.40%                           $     127.1
         Asset Allocation Master Portfolio                        0.20%                           $     363.2
         U.S. Treasury Allocation Master Portfolio                0.15%                           $      62.8

Overland Express Funds, Inc.
         Asset Allocation Fund                                    0.20%                           $      64.3

Stagecoach Funds, Inc.
         Asset Allocation Fund                                    0.20%                           $   1,056.1
         Corporate Stock Fund**                                   0.08%                           $     309.9
         U.S. Government Allocation Fund**                        0.15%                           $     134.4

____________________________
*    As a percentage of average daily net assets.

**  Plus an annual amount of $40,000.

# The Annual Sub-Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.

                          PRELIMINARY PROXY MATERIAL


                                  APPENDIX E

                      WELLS FARGO BANK ADVISORY SERVICES

                                                                                Asset Levels as of Third
 Company/ Series                                Annual Advisory Fee*#          Quarter 1995 (in millions)
 ---------------                                ---------------------          --------------------------
 LIFE & ANNUITY TRUST

      Asset Allocation Fund                           0.60%                          $      18.5
      U.S. Government Allocation Fund                 0.60%                          $       3.1

 OVERLAND EXPRESS FUNDS, INC.

      Asset Allocation Fund**                         0.70% - 0.60%                  $      64.3

 STAGECOACH FUNDS, INC.

      Asset Allocation Fund ***                       0.50% - 0.30%                  $   1,056.1
      Corporate Stock Fund ***                        0.50% - 0.30%                  $     309.9
      U.S. Government Allocation Fund ***             0.50% - 0.30%                  $     134.4

_____________________________________

*    As a percentage of average daily net assets.

** The annual rate is 0.70% of the average daily net assets of the Fund up to $500 million and 0.60% of the average daily net assets in excess of $500 million.

*** The annual rate is 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million and 0.30% of the average daily net assets in excess of $500 million.

# The Annual Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.

                          PRELIMINARY PROXY MATERIAL


                                  APPENDIX E

                      WELLS FARGO BANK ADVISORY SERVICES

                                                                                Asset Levels as of Third
                                                                                ------------------------
 Company/ Series                                Annual Advisory Fee*#                Quarter 1995
 ---------------                                ---------------------                ------------
 MASTER INVESTMENT PORTFOLIO

      LifePath 2000 Master Portfolio                  0.55%                          $      85.8
      LifePath 2010 Master Portfolio                  0.55%                          $      76.6
      LifePath 2020 Master Portfolio                  0.55%                          $     126.7
      LifePath 2030 Master Portfolio                  0.55%                          $      85.5
      LifePath 2040 Master Portfolio                  0.55%                          $     127.1
      Asset Allocation Master Portfolio               0.35%                          $     363.2
      U.S. Treasury Allocation Master Portfolio       0.30%                          $      62.8

______________________________________
*  As a percentage of average daily net assets

# The Annual Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.

                          PRELIMINARY PROXY MATERIAL



                                  APPENDIX F

                           SUBSTANTIAL SHAREHOLDERS


             As of the close of business on October 11, 1995, the following persons were known by the Trust to be beneficial shareholders of 5% or more of the outstanding shares of the Funds listed below.

                                                                     Amount and Nature
                            Name and Address                           of Beneficial
 Title of Class             of Beneficial Owner                          Ownership*         Percent of Class
 --------------             -------------------                          ----------         ----------------
 LifePath 2000 Fund         Thrifty Payless, Inc.                           158,610              13.02%
 Institutional Shares       9275 S.W. Peyton Lane
                            Wilsonville, OR  97070


                            Siemens Corporate Savings Plan                  131,917              10.83%
                            State Street Bank and Trust Co.
                            P. O. Box 1992 - MS D5

                            Wells Fargo & Co.                               128,154              10.53%
                            420 Montgomery Street, 11th Floor
                            San Francisco, CA  94104

                            Dairyman's Cooperative Creamery                  89,201               7.33%
                            Association
                            Target Benefit Plan
                            400 South M Street
                            Tulare, CA  93274


                            Paracelsus Healthcare Corp.                      84,347               6.93%
                            155 North Lake Avenue
                            Suite 1100
                            Pasadena, CA  91101

                            Yuasa-Exide, Inc.                                82,380               6.77%
                            2400 Bernville Road
                            Reading, PA  19612-4145

                          PRELIMINARY PROXY MATERIAL


                                                                     Amount and Nature
                            Name and Address                           of Beneficial
 Title of Class             of Beneficial Owner                          Ownership*         Percent of Class
 --------------             -------------------                          ----------         ----------------
                            Wyman Gordon Company                             69,783                5.73%
                            244 Worchester Street
                            Box 8001
                            North Grafton, MA  01536


                            Cosmair, Inc.                                    69,448                5.70%
                            159 Terminal Avenue
                            Clark, NJ  07066

 LifePath 2010 Fund         MAC & Co. A/C 195-822                           323,728               13.65%
 Institutional Shares       Mellon Bank N.A.
                            Mutual Funds Dept.
                            P. O. Box 320
                            Pittsburgh, PA  15230-0320

                            Wells Fargo & Co.                               234,401                9.88%
                            420 Montgomery Street, 11th Floor
                            San Francisco, CA  94104


                            Siemens Corp. Savings Plan                      228,185                9.62%
                            State Street Bank and Trust Co.
                            P. O. Box 1992-MS D5
                            Boston, MA  02105

                            Thrifty Payless, Inc.                           210,996                9.27%
                            9275 S.W. Peyton Lane
                            Wilsonville, OR  97070


                            Cosmair, Inc.                                   194,147                8.18%
                            159 Terminal Avenue
                            Clark, NJ  07066

                            Paracelsus Healthcare Corp.                     161,510                6.81%
                            155 North Lake Avenue
                            Suite 1100
                            Pasadena, CA  91101

 LifePath 2020 Fund         Cosmair, Inc.                                   432,561               18.02%
 Institutional Shares       159 Terminal Avenue
                            Clark, NJ  07066

                          PRELIMINARY PROXY MATERIAL



                                                                     Amount and Nature
                            Name and Address                           of Beneficial
 Title of Class             of Beneficial Owner                          Ownership*         Percent of Class
 --------------             -------------------                          ----------         ----------------
                            Wells Fargo & Co.                               427,057              17.79%
                            420 Montgomery Street, 11th Floor
                            San Francisco, CA  94104

                            Siemens Corp. Savings Plan                      291,008              12.12%
                            State Street Bank & Trust Co.
                            P. O. Box 1992-MS D5
                            Boston, MA  02105


                            Paracelsus Healthcare Corp.                     181,606               7.56%
                            155 North Lake Avenue
                            Suite 1100
                            Pasadena, CA  91101

                            Syncor International Co.                        171,505               7.14%
                            20001 Prairie Street
                            Chatsworth, CA  91311


                            Thrifty Payless, Inc.                           155,237               6.47%
                            9275 S.W. Peyton Lane
                            Wilsonville, OR  97070

 LifePath 2030 Fund         Siemens Corp. Savings Plan                      363,555              23.07%
 Institutional Shares       State Street Bank & Trust Co.
                            P.O. Box 1992-MS D5
                            Boston, MA  02105

                            Wells Fargo & Co.                               362,240              22.99%
                            420 Montgomery Street, 11th Floor
                            San Francisco, Ca  94104


                            Cosmair, Inc.                                   259,933              16.50%
                            159 Terminal Avenue
                            Clark, NJ  07066

                            Paracelsus Healthcare Corp.                     110,973               7.04%
                            155 North Lake Avenue
                            Suite 1100
                            Pasadena, CA  91101


 LifePath 2040 Fund         Wells Fargo & Co.                               636,098              35.06%
 Institutional Shares       420 Montgomery Street, 11th Floor
                            San Francisco, CA  94104

                          PRELIMINARY PROXY MATERIAL



                                                                     Amount and Nature
                            Name and Address                           of Beneficial
 Title of Class             of Beneficial Owner                          Ownership*         Percent of Class
 --------------             -------------------                          ----------         ----------------
                            Siemens Corp. Savings Plan                      270,058              14.88%
                            State Street Bank & Trust Co.
                            P. O. Box 1992-MS D5
                            Boston, MA  02105

                            Cosmair, Inc.                                   236,296              13.02%
                            159 Terminal Avenue
                            Clark, NJ  07066


                            Paracelsus Healthcare Corp.                     108,175               5.96%
                            155 North Lake Avenue
                            Suite 1100
                            Pasadena, CA  91101

* The Company does not know if the Holder listed is the beneficial owner or not.

                          PRELIMINARY PROXY MATERIAL

                         APPENDIX G FORM OF PROPOSED

                      DISTRIBUTION PLAN UNDER RULE 12b-1

                          MASTER INVESTMENT PORTFOLIO
                           LIFEPATH MASTER PORTFOLIOS

                               DISTRIBUTION PLAN



      Section 1. If and to the extent any portion of the fees paid by any of the LifePath Master Portfolios of Master Investment Portfolio (the "Trust") under its Investment Advisory Contracts are considered an indirect payment to finance activities or services that are primarily intended to result in the sale of Interests in the LifePath Master Portfolios, such fees are deemed approved and may be paid pursuant to this Distribution Plan and in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The portion of such fees that is deemed approved pursuant to this Distribution Plan shall not exceed 0.25% of the average daily net assets of any LifePath Master Portfolio on an annual basis.

      Section 2. Any person authorized to direct the disposition of monies paid or payable pursuant to this Distribution Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. All expenses incurred by a LifePath Master Portfolio in connection with this Distribution Plan shall be borne entirely by the holders of the Interests of the particular LifePath Master Portfolio involved. If more than one LifePath Master Portfolio is involved and these expenses are not directly attributable to Interests of a particular LifePath Master Portfolio, then the expenses may be allocated between or among the Interests of the LifePath Master Portfolios in a fair and equitable manner.

      Section 3. This Distribution Plan will become effective immediately, as to any LifePath Master Portfolio, upon its approval by (a) a majority of the outstanding Interests of such LifePath Master Portfolio, and (b) a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreements entered into in connection with this Distribution Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Distribution Plan.

      Section 4. This Distribution Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trust's Board of Trustees in the manner described in Section 3(b).

      Section 5. This Distribution Plan may be amended at any time by the Trust's Board of Trustees, provided that (a) any amendment to increase materially the amount to be spent by a LifePath Master Portfolio for distribution pursuant to this Distribution Plan shall be effective only upon approval by a vote of a majority of the outstanding Interests of such LifePath Master Portfolio, and (b) any material amendments of the terms of this Distribution Plan shall become effective only upon approval by the Board of Trustees as provided in Section 3(b) hereof.

      Section 6. This Distribution Plan is terminable, as to a LifePath Master Portfolio's Interests, without penalty at any time by (a) a vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreements entered into in connection with this Distribution Plan, or (b) a vote of a majority of the outstanding Interests of such LifePath Master Portfolio.

      Section 7. While this Distribution Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of such non-interested Trustees.

      Section 8. The Trust will preserve copies of this Distribution Plan, any written reports regarding this Distribution Plan presented to the Board of Trustees, and any agreements related to this Distribution Plan for a period of not less than six years.



Adopted by Board of Trustees: October 10, 1995
Effective:_______________, 1995

                         PRELIMINARY PROXY MATERIAL

                                 APPENDIX H

                    FORM OF INVESTMENT ADVISORY CONTRACT

                      FORM OF INVESTMENT ADVISORY CONTRACT

                          MASTER INVESTMENT PORTFOLIO
                               111 Center Street
                          Little Rock, Arkansas  72201


                                                               December __, 1995


BZW Global Investors
45 Fremont Street
San Francisco, California  94105

Dear Sirs:

      This will confirm the agreement between the undersigned (the "Trust") on behalf of the [NAME OF PORTFOLIO] Master Series (the "Master Portfolio") and BZW Global Investors (the "Adviser") as follows:

         1. The Trust is a registered open-end management investment company currently consisting of fourteen investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Master Portfolios"). The [NAME OF PORTFOLIO] Master Portfolio is one of the fourteen Master Portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

         2. The Trust is engaging the Adviser to manage the investing and reinvesting of the Master Portfolio's assets and to provide the advisory services specified elsewhere in this contract to the Master Portfolio, subject to the overall supervision of the Board of Trustees of the Trust.

         3. (a) The Adviser shall make investments for the account of the Master Portfolio in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Trust's Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for the Master Portfolio and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

                 (b) The Adviser shall provide to the Trust investment guidance and policy direction in connection with its daily management of the Master Portfolio's assets, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio and such additional reports and information as the Trust's Board of Trustees and officers shall reasonably request.

                 (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, reports for holders of beneficial interests ("Interests") of the Master Portfolio ("Holders") and other materials distributed to existing or prospective Holders on behalf of the Master Portfolio.

                 (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

         4. The Trust understands that the Adviser, in rendering its services to the Master Portfolio hereunder, may delegate certain advisory responsibilities hereunder to a sub-adviser (the "Sub-Adviser"), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract. The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Trust at least 60 days' prior written notice thereof.

         5. The Adviser shall give the Trust and the Master Portfolio the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its Holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this contract, the Master Portfolio shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of ___% of the average daily value (as determined on each day that such value is determined for the Master Portfolio at the time set forth in the Registration Statement for determining net asset value per share) of the Master Portfolio's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of Master Portfolio shares.

         7. If in any fiscal year the aggregate expenses of the Master Portfolio (including fees pursuant to this contract, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Master Portfolio, the Trust may deduct from the fees to be paid hereunder, or the Adviser will bear, such excess expense to the extent required by state law. The Adviser's obligation pursuant hereto will be limited to the amount of the Adviser's fees hereunder. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Master Portfolio's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Fund's fiscal year.

         8. This contract shall become effective on its execution date and shall thereafter continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Trust without the payment of any penalty, by a vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of Trustee's on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. This contract shall be governed by and construed in accordance with the laws of the State of California.

         11. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust's Agreement and Declaration of Trust, and shall not be binding upon any Trustee, officer or shareholder of the Trust or Master Portfolio individually.

                 If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                        Very truly yours,

                                        MASTER INVESTMENT PORTFOLIO,
                                        on behalf of the [NAME OF PORTFOLIO]
                                        Master Portfolio


                                        By:_______________________________

                                        Name:_____________________________

                                        Title:____________________________

ACCEPTED as of the date
set forth above:

BZW GLOBAL INVESTORS


By:____________________________

Name:__________________________

Title:_________________________


By:____________________________

Name:__________________________

Title:_________________________

                           PRELIMINARY PROXY MATERIAL


                                  PROXY BALLOT

                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                       SPECIAL MEETING OF SHAREHOLDERS ON
                                DECEMBER 5, 1995

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF TRUSTEES
                              OF STAGECOACH TRUST


BY SIGNING AND DATING THE LOWER PORTION OF THIS PROXY BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON THE PROPOSALS AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING . WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS PROXY BALLOT AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                           PRELIMINARY PROXY MATERIAL


             The undersigned hereby appoints Richard H. Blank, Jr., Ann Bonsteel and Michael W. Nolte (the "Proxy Agents"), and each of them, attorneys and proxies of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, (each, a "Fund" and collectively, the "Funds") of Stagecoach Trust (the "Trust") to be held at the Trust's principal executive offices, 111 Center Street, Little Rock, Arkansas 72201, beginning at 11:00 a.m. (Central time) on Tuesday, December 5, 1995, and any adjournment(s) thereof. The Proxy Agents shall cast votes according to the number of shares of the Fund that the undersigned may be entitled to vote with respect to the proposals set forth below in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting and hereby ratifies and confirms all that said Proxy Agents, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED NOVEMBER __, 1995.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 460 FROM 6:00 A.M. TO 8:00 P.M.
PACIFIC TIME. YOU MAY ALSO VOTE BY FAXING THE PROXY BALLOT TO SCC AT 1-800-733-1885. A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.

1. Approval to authorize the Trust to vote the Fund's interests in the corresponding Master Portfolio of Master Investment Portfolio ("MIP") to approve new Investment Advisory Contracts between MIP, on behalf of such Master Portfolio, and BZW Global Investors,

                           PRELIMINARY PROXY MATERIAL


      the anticipated successor in interest to Wells Fargo Nikko Investment Advisors ("WFNIA"), as investment adviser;


                [ ] FOR         [ ] AGAINST       [ ] ABSTAIN
and

2. Approval to authorize the Trust to vote the Fund's interests in the corresponding Master Portfolio of MIP to approve the proposed Rule 12b-1 Plan for such Master Portfolio.

                [ ] FOR         [ ] AGAINST       [ ] ABSTAIN


             THESE PROPOSALS AND ANY OTHER MATTERS THAT ARE PROPERLY RAISED BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING, MAY BE CONSIDERED EITHER AT THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

             Please sign below exactly as your name(s) appear(s) hereon. Corporate proxy ballots must be signed in full corporate name by an authorized officer. Where shares are registered with joint owners, all joint owners should consider their individual circumstances to determine whether one or all owners must sign. Fiduciaries must give full titles as such. Proxy ballots signed or telephoned by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution.

                           PRELIMINARY PROXY MATERIAL



___________________________________     __________________________________
SIGNATURE                               SIGNATURE
                                        (Joint Owner)


_______________________________,1995  ________________________________, 1995
         (Please date)                        (Please date)

                           PRELIMINARY PROXY MATERIAL




                                STAGECOACH TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201

________________________________________________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                         TO BE HELD ON DECEMBER 5, 1995
________________________________________________________________________________

To the Shareholders of the LIFEPATH 2000, LIFEPATH 2010, LIFEPATH 2020, LIFEPATH 2030 and LIFEPATH 2040 FUNDS (each, a "Fund" and collectively, the "Funds") of Stagecoach Trust (the "Trust"):

             PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Funds will be held on Tuesday, December 5, 1995, at 11:00 a.m. (Central time) at the Trust's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. Each of the Funds, is a "feeder" fund in a master/feeder structure and invests substantially all its assets in a portfolio (a "Master Portfolio") of Master Investment Portfolio ("MIP") that bears a corresponding name and has a substantially identical investment objective. Due to certain pass-through voting procedures adopted by the Funds, shareholders of each Fund are being asked to authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to

                           PRELIMINARY PROXY MATERIAL


approve certain proposed advisory arrangements for each Master Portfolio of MIP and to approve a proposed distribution plan for each Master Portfolio of MIP.

             THE SPECIAL MEETING OF SHAREHOLDERS IS BEING CALLED FOR THE FOLLOWING PURPOSES:

             1. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a new Investment Advisory Contract (a form of which appears as Appendix H to the accompanying Proxy Statement) between MIP, on behalf of the Master Portfolio, and BZW Global Investors, as adviser.

             2. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a Rule 12b-1 Distribution Plan (a form of which appears as Appendix G to the accompanying Proxy Statement) for such Master Portfolio.

             These proposals and any other matters that are properly raised, or are incident to the conduct of, the Special Meeting may be considered either at the Special Meeting or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

             YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

             The Board of Trustees of the Trust has fixed the close of business on October 11, 1995 as the record date for the determination of Fund shareholders entitled to receive notice of

                           PRELIMINARY PROXY MATERIAL


and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered. YOUR PROXY IS VERY IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND (EXCEPT FOR BROKER "NON-VOTES" AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT) WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND, IN THE DISCRETION OF THE PROXY AGENTS AS TO OTHER MATTERS THAT MAY COME PROPERLY BEFORE, OR ON MATTERS INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. If you own shares in more than one Fund, more than one Proxy Ballot accompanies this Notice and Proxy Statement. Whether or not you intend to attend the Special Meeting in person, you may vote in any one of the following three ways:

             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 460 from
                    6:00 a.m. to 8:00 p.m. (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                                        By Order of the Board of Trustees



                                        Richard H. Blank, Jr.
                                        Secretary

                           PRELIMINARY PROXY MATERIAL



November __, 1995


________________________________________________________________________________

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                         PLEASE VOTE BY MAIL, TELEPHONE
                         OR TELEFACSIMILE IMMEDIATELY.

________________________________________________________________________________

                           PRELIMINARY PROXY MATERIAL

________________________________________________________________________________

                     IMPORTANT NOTICE:  PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

           FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER
       COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 460
               FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.  YOU MAY
                            ALSO VOTE BY FAXING YOUR
                     PROXY BALLOT TO SCC AT 1-800-733-1885.

               A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE
                           VOTE WILL BE MAILED TO YOU.

________________________________________________________________________________



                                STAGECOACH TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201


                                                     November ___, 1995

Dear Shareholder:

                           PRELIMINARY PROXY MATERIAL


             We are pleased to invite you to a Special Meeting of Shareholders of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (each, a "Fund" and collectively, the "Funds") of Stagecoach Trust (the "Trust") to be held on Tuesday, December 5, 1995. The purpose of the Special Meeting is to seek shareholder approval of (i) new investment advisory arrangements for each portfolio (a "Master Portfolio") of Master Investment Portfolio ("MIP") and (ii) a Rule 12b-1 distribution plan for each Master Portfolio of MIP.

             The Funds are "feeder" funds in a "master/feeder" structure, which means that each Fund pursues its investment objective by investing in a Master Portfolio of MIP with an identical investment objective. Currently, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), serves as investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") serves as sub-adviser to each Master Portfolio.

             Subsidiaries of Wells Fargo Bank and The Nikko Securities Co., Ltd., a Japanese investment company ("Nikko"), each presently owns a fifty percent partnership interest in WFNIA. They have agreed to sell WFNIA, and Wells Fargo Bank has agreed to sell its MasterWorks Division (the "Sale"), to Barclays Bank PLC or certain of its affiliates (collectively "Barclays"). Barclays has indicated that it intends to reorganize WFNIA into an entity that will be named BZW Global Investors. Barclays has advised the Board of Trustees of the Trust that BZW Global Investors, will continue operation with WFNIA's existing management, investment professionals and resources essentially intact and that no material changes to WFNIA's investment philosophy, policies or strategies are contemplated. Barclays and Wells Fargo Bank have also advised the Board of Directors that BZW Global Investors, under the proposed advisory contracts, should be able to provide investment advisory services that are at least comparable to the services that WFNIA and Wells Fargo Bank currently provide to each Master Portfolio.

                           PRELIMINARY PROXY MATERIAL


             As a result of the Sale, and as explained more fully in the accompanying Proxy Statement, the Trust and MIP believe a new advisory relationship with BZW Global Investors as investment adviser would be beneficial to the Funds and the Master Portfolios. For the reasons discussed below, the Company believes these advisory arrangements should not result in any significant changes in the day-to-day management of the Fund, and the Company's toll-free "800" customer service number will not change. Because the purchase price for WFNIA includes certain ongoing payments from Barclays to Wells Fargo, the Trust and MIP also believe that, as a defensive measure, a new Rule 12b-1 distribution plan should be adopted for each Master Portfolio of MIP. The proposed Rule 12b-1 distribution plans will not result in any increase in the fee levels of the Funds or the Master Portfolios under the Current or Proposed Investment Advisory Contracts. Instead, they provide that if any portion of a Master Portfolio's advisory fee were deemed to constitute an indirect payment for activities or services that are primarily intended to result in the sale of interests in the Master Portfolio, the fees would be authorized pursuant to the 12b-1 Plan.

             The Special Meeting is being called to request shareholder approval of each of the following specific proposals, each of which is contingent upon the consummation of the Sale:

             1. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a proposed investment advisory contract between MIP, on behalf of such Master Portfolio, and BZW Global Investors, as adviser.
                    The terms of the proposed advisory contracts are identical in all material respects to the terms of the existing investment advisory contracts with Wells Fargo Bank, and the level of advisory fees would be unchanged.

                           PRELIMINARY PROXY MATERIAL


             2. To authorize the Trust to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a Rule 12b-1 distribution plan for such Master Portfolio.

THE TRUST'S BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSALS.

             The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you own shares in more than one Fund, more than one Proxy Ballot accompanies these proxy materials. Whether or not you intend to attend the Special Meeting, you may vote by proxy in any of three ways:

             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 460 from 6:00 a.m. to 8:00 p.m.
                    (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

             Please return your Proxy Ballot or call or fax us so that your vote will be counted even if you do not attend the Special Meeting in person.

                           PRELIMINARY PROXY MATERIAL


             YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT 1-800-733-1885,
OR BY CALLING SCC TOLL-FREE AT 1-800-733-8481, EXT. 460.

             If you have any questions regarding the enclosed materials or the Special Meeting, please call the Trust at 1-800-222-8222 [OR STAGECOACH FUNDS SHAREHOLDER SERVICES AT _____________ OR, IF YOU HOLD SHARES WITHIN AN IRA, PLEASE CALL 1-800-BEST-IRA.] We look forward to receiving your vote very soon.

                                        Sincerely,



                                        ____________________________
                                        R. Greg Feltus
                                        President and Chairman
                                        of the Board